                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               GENERAL MAGIC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
            Delaware                                     77-0250147
---------------------------------           ------------------------------------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)
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                               420 N. Mary Avenue
                               Sunnyvale, CA 94086
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               GENERAL MAGIC, INC.
                   AMENDED AND RESTATED 1990 STOCK OPTION PLAN
                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN
                   -------------------------------------------
                            (Full title of the plan)

                                 Steven Markman
    President, Chief Executive Officer and Chairman of the Board of Directors

                               General Magic, Inc.
                               420 N. Mary Avenue
                               Sunnyvale, CA 94086
   --------------------------------------------------------------------------
                     (Name and address of agent for service)

Telephone number, including area code, of agent for service: (408) 774-4000.

This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

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                         CALCULATION OF REGISTRATION FEE

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                                              Proposed            Proposed
     Title of                                 maximum             maximum
 Securities to be       Amount to be       offering price        aggregate             Amount of
  registered(1)         registered(2)       per share(3)      offering price(3)     registration fee
-------------------- ------------------- ------------------- ------------------- -------------------
Amended and Restated
1990 Stock Option Plan

Common Stock,            4,850,000                $(3)         $30,207,186.39          $8,397.60
Par Value $0.001

1994 Outside Directors
Stock Option Plan

Common Stock               250,000            $5.7969           $1,449,225.00            $402.88
Par Value $0.001


TOTALS                   5,100,000                             $31,656,411.39          $8,800.48
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(1)  The securities to be registered include options to acquire Common Stock.

(2) Pursuant to Rule 416(a), this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or similar transaction.

(3) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. As to 2,915,988 shares subject to outstanding but unexercised options under the Amended and Restated 1990 Stock Option Plan, the price is computed on the basis of the weighted average exercise price, $6.5144. As to the remaining 1,934,012 shares under the Amended and Restated 1990 Stock Option Plan, the $5.7969 price is based upon the average of the high and low prices of the Common Stock on February 2, 1999, as reported on the Nasdaq National Market. As to 250,000 shares under the 1994 Outside Directors Stock Option Plan, the $5.7969 price is based upon the average of the high and low prices of the Common Stock on February 2, 1999, as reported on the Nasdaq National Market.

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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

     General Magic, Inc. (the "Company") hereby incorporates by reference in this registration statement the following documents:

     (a) The Company's latest annual report on Form 10-K and amended annual report on Form 10-K/A filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year ended 1997 as filed with the Securities and Exchange Commission on March 31, 1998 and April 30, 1998, respectively.

     (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the registrant document referred to in (a) above.

     (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities

     The class of securities to be offered is registered under Section 12 of the Exchange Act.

Item 5. Interests of Named Experts and Counsel

     Inapplicable.

Item 6. Indemnification of Directors and Officers

     Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents and in agreements with its directors and officers provisions expanding the scope of indemnification beyond that specifically provided by the Delaware law. The Company's Bylaws provide that the Company shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action or a proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, his or her testator or intestate was or is a director, officer or employee of the Company or any predecessor of the Company or serves or served any other enterprise as a director, officer or employee at the request of the Company or a predecessor of the Company. The Company's Bylaws also provide

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that the Company may enter into one or more agreements with any person which provides for indemnification greater or different than that provided in such Bylaws. The Company has entered into such indemnification agreements with its directors and officers.

     The Company maintains insurance on behalf of any person who is a director or officer against any loss arising from any claim asserted against him or her and incurred by him or her in any such capacity, subject to certain exclusions.

     See also the undertakings set forth in response to Item 9 herein.

Item 7. Exemption From Registration Claimed

     Inapplicable.

Item 8. Exhibits

     See Exhibit Index.

Item 9. Undertakings

     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (l)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


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          (3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on February 4, 1999.


                                       General Magic, Inc.


                                       By: /s/ STEVEN MARKMAN
                                          --------------------------------------
                                          Steven Markman
                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors

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                        SIGNATURES AND POWER OF ATTORNEY

     The officers and directors of General Magic, Inc. whose signatures appear below, hereby constitute and appoint Steven Markman and Mary E. Doyle, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

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         Signature                             Title                      Date
----------------------------  -----------------------------------   ----------------
/s/ STEVEN MARKMAN            President, Chief Executive Officer,   February 4, 1999
----------------------------  Chairman of the Board and Director
Steven Markman                (Principal Executive Officer)

/s/ JAMES P. MCCORMICK        Senior Vice President, Finance and    February 4, 1999
----------------------------  Administration and Chief Financial
James P. McCormick            Officer (Principal Financial and
                              Accounting Officer)

/s/ MICHAEL E. KALOGRIS       Director                              February 4, 1999
----------------------------
Michael E. Kalogris


/s/ PHILIP D. KNELL           Director                              February 2, 1999
----------------------------
Philip D. Knell


/s/ CARL F. PASCARELLA        Director                              February 3, 1999
----------------------------
Carl F. Pascarella


/s/ ROEL PIEPER               Director                              February 4, 1999
----------------------------
Roel Pieper


/s/ DENNIS F. STRIGL          Director                              February 4, 1999
----------------------------
Dennis F. Strigl


/s/ SUSAN G. SWENSON          Director                              February 4, 1999
----------------------------
Susan G. Swenson
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

                                  EXHIBIT INDEX


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4.1       Certificate of Incorporation of the Company is incorporated by reference to
          Exhibit 3.2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 9, 1995 ( No. 33-87164)

4.2       Agreement and Plan of Merger between General Magic, Inc., a California corporation, and the Company is incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 9, 1995 (File No. 33-87164)

4.3       Certificate of Amendment of Certificate of Incorporation of the Company is
          incorporated by reference to Exhibit 3.3 to the Company's Registration
          Statement on Form S-1 filed with the Securities and Exchange Commission on
          February 9, 1995 (File No. 33-87164)

4.4       Certificate of Correction of the Certificate of Amendment of the Company is
          incorporated by reference to Exhibit 4.3 to the Company's Registration
          Statement on Form S-8 filed with the Securities and Exchange Commission on
          September 25, 1996 (File No. 333-12667)

4.5       Certificate of Retirement and Elimination of Classes of Common Stock and
          Series of Preferred Stock of the Company is incorporated by reference to
          Exhibit 4.5 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 11, 1997 (File No.
          333-33329)

4.6       Certificate of Designation of Series A Convertible Preferred Stock of the
          Company is incorporated by reference to Exhibit 3.2 to the Company's
          Registration Statement on Form S-3 filed with the Securities and Exchange
          Commission on May 1, 1998 (File No. 333-51685)

4.7       Certificate of Merger of Netphonic Communications, Inc. into the Company

4.8       Certificate of Designation of the 5 1/2% Cumulative Convertible Series B
          Preferred Stock of the Company is incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3 filed with the
          Securities and Exchange Commission on May 1, 1998 (File No. 333-51685)

4.9       Certificate of Designations, Preferences and Rights of Series C Convertible
          Preferred Stock of the Company is incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the Securities and
          Exchange Commission on June 29, 1998 (File No. 000-25374)

4.10      Certificate of Amendment to Certificate of Incorporation of the Company

4.11      Certificate of Amendment of Certificate of Designations, Preferences and
          Rights of Series C Convertible Preferred Stock of the Company
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4.12      Second Amended and Restated Bylaws of the Company are incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form
          S-8 filed with the Securities and Exchange Commission on February 6, 1998
          (File No. 333-45751)

5         Opinion re legality

23.1      Consent of Counsel (included in Exhibit 5)

23.2      Consent of KPMG LLP

24 Power of Attorney (included in signature pages to this registration statement)
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